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                              AMENDMENT NUMBER ONE


     This Lease Amendment, dated as of January 23, 1997 for reference purposes only is to that certain lease dated January 1, 1996 by and between Seligman Real Estate Services, inc., as Landlord and EL TRAX SYSTEMS, INC., AND NORDATA, INC. DBA DATATECH, as Tenant for the premises at 27126 A Paseo Espada, Suite 1602 and 1603, San Juan Capistrano, CA 92675.

                             R E C I T A L S

     A. On January 1, 1996 Seligman Real Estate Services, Inc. (the "Landlord") and, EL TRAX SYSTEMS, INC., AND NORDATA, INC. DBA DATATECH, (the "Tenant") entered into a written Lease (the "Lease") for space (the "Premises") in that certain business park located at 27130B Paseo Espada, Suite 501, San Juan Capistrano, CA 92675.

     B. Landlord and Tenant desire to amend the Lease to extend the Lease term on a Month To Month basis not to exceed (6) months (ending June 30, 1997).

NOWTHEREFORE, THE PARTIES HEREBY AGREE:

     1. EXTENDED LEASE TERM: Landlord and Tenant agree to an extended Lease term on a Month to Month basis not to exceed (6) Six Months. This extension shall commence January 1, 1997 and end at midnight June 30, 1997.

     2.   BASE RENT:
          Months 1-6                    $ 2414 per month

     3.   OPERATING EXPENSES:
          Months 1-6                    $   80 per month

     4. OPTION TO EXTEND: Provided tenant has not defaulted at any time during the current lease, Lessee may, at it's option renew this Lease at any time for another 6 months at Current Market Rates. Lessee shall have given at least 30 days written notice of its intention to either exercise the option to renew or intention to vacate.

     5. MISCELLANEOUS PROVISIONS: Notwithstanding the above provisions, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

LANDLORD:
SOLELY AS AGENT FOR:
SELIGMAN REAL ESTATE SERVICES, INC.

BY:  /s/ MARY STEINER
     ----------------
  AGENT
  MARY STEINER, PROPERTY MANAGER

TENANT:

BY:  /s/ ROBERT W. TAYLOR
     --------------------
  ROBERT W. TAYLOR   VP FINANCE   NORDATA, INC.